EXHIBIT 10.2

2023 AMENDMENT TO LOAN DOCUMENTS

TIDS 2023 AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of February 15, 2023, by and between FULTON BANK, N.A., a national banking association (the “Bank”), with a mailing address at 30 South George Street, York, Pennsylvania 1740 I, and ADVANCED INDUSTRIAL SERVICES, INC., a Pennsylvania corporation, and AIS LEASING COMPANY, a Pennsylvania corporation, both maintaining an address at 3250 Susquehanna Trail, P.O. Box 1463, York, Pennsylvania 17405 (individually and collectively, the “Borrower”).

BACKGROUND

A. The Borrower has executed and delivered to the Bank one or more promissory notes, letter agreements, loan agreements, security agreements, mortgages, pledge agreements, collateral assignments, and other agreements, instruments, certificates and documents, some or all of which are more fully described on attached Exhibit A, which is made a part of this Amendment (collectively, as amended from time to time, the “Loan Documents”) which evidence or secure some or all of the Borrower’s obligations to the Bank for one or more loans or other extensions of credit (the “Obligations”).

B. The Borrower and the Bank desire to amend the Loan Documents as provided for in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

1. Certain of the Loan Documents are amended as set forth in Exhibit A. Any and all references to any Loan Document in any other Loan Document shall be deemed to refer to such Loan Document as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control.

2. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents, as amended by this Amendment, are, except as may otherwise be stated in this Amendment: (i) true and correct as of the date of this Amendment, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Obligations remain outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment. \

3. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment.

4. As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A.

5. To induce the Bank to enter into this Amendment, the Borrower and the Guarantor (hereinafter defined) each waive and release and forever discharge the Bank and its officers, directors, attorneys, agents, and employees from any liability, damage, claim, loss or expense of any kind that it may have against the Bank or any of them arising out of or relating to the Obligations. The Borrower and the Guarantor each further agree to indemnify and hold the Bank and its officers, directors, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including attorneys’ fees) suffered by or rendered against the Bank or any of them on account of any claims arising out of or relating to the Obligations. The Borrower and the Guarantor each further state that it has carefully read the foregoing release and indemnity, knows the contents thereof and grants the same as its own free act and deed.

6. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

7. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

8. This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank’s office indicated in the Loan Documents is located. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State where the Bank’s office indicated in the Loan Documents is located, excluding its conflict of laws rules.

9. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the power of attorney, confession of judgment and waiver of jury trial provisions contained in the Loan Documents. The Borrower acknowledges and agrees that (a) the power of attorney and confession of judgment provisions set forth in the Loan Documents are made in connection with a commercial transaction, (b) the Bank’s exercise of the authority granted in such power of attorney and confession of judgment provisions would be in accordance with the Borrower’s reasonable expectations, and (c) the Bank does not and, in regards to this Amendment, the Loan Documents and the Obligations, shall not have any of the duties to the Borrower set forth in 20 Pa.C.S.A. §5601.3(b).

WITNESS the due execution of this Amendment as a document under seal as of the date first written above.

WITNESS:	FULTON BANK, N.A.

	By:	/s/ Tammy L. Snyder
Tammy L. Snyder, Senior Vice President

BORROWER:

ADVANCED INDUSTRIAL SERVICES, INC.

	By:	/s/ Saagar Govil
Saagar Govil, Chief Executive Officer

AIS LEASING COMPANY

	By:	/s/ Saagar Govil
Saagar Govil, Chief Executive Officer

Commonwealth of Pennsylvania

ss.

County of York

On this, the 24th day of February, 2023, before me, a Notary Public in and for the Commonwealth and County aforesaid, the undersigned officer, personally appeared Tammy L. Snyder, who acknowledged herself to be the Senior Vice President of Fulton Bank, N.A., a national banking association, and that she as such officer being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the bank by herself as such officer.

In witness whereof, I hereunto set my hand and official seal.

/s/Donna J. Diehl

	Notary Public	Commonwealth of Pennsylvania - Notary Seal
State of New York		Donna J. Diehl Notary Public York County
County of, Suffolk		My commission expires February 21, 2025
	ss.	Commission, number 1039673
Member, Pennsylvania Association of Notaries

On this, 15th day of February, 2023, before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared, Saagar Govil, who acknowledged himself to be the Chief Executive Officer of Advanced Industrial Services, Inc., a corporation, and that as such Officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/Cindy B. Atkins

	Notary Public	CINDY B. ATKINS
State of New York		NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01AT6127837
County of, Suffolk	ss.	Qualified in Suffolk County - Commission Expires May 31, 2025

On this, the 15th day of February,2023, before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared, Saagar Govil, who acknowledged himself to be the Chief Executive Officer of AIS Leasing Company, a corporation, and that as such Officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the company by himself as such Officer.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/Cindy B. Atkins

Notary Public	CINDY B. ATKINS
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01AT6127837
ss.	Qualified in Suffolk County - Commission Expires May 31, 2025

EXHIBIT A TO AMENDMENT TO LOAN DOCUMENTS

A.	The “Loan Documents” that are the subject of this Amendment include the following (as any of the foregoing have previously been amended, modified or otherwise supplemented):

1.	Loan Agreement dated December 15, 2015 (the “Loan Agreement”);

2.	Revolving Line of Credit Note dated December 15, 2015, issued by the Borrower in the original principal amount of $3,500,000;

3.	Equipment Line of Credit Note dated December 15, 2015, issued by the Borrower in the original principal amount of $800,000;

4.	Equipment Term Loan Note dated December 15, 2015, issued by the Borrower in the original principal amount of $620,000;

5.	Security Agreement dated December 15, 2015, between the Borrower and the Bank;

6.	Guaranty and Suretyship Agreement dated December 15, 2015, between Cemtrex, Inc., as Guarantor, the Borrower and the Bank;

7.	Support Agreement dated December 15, 2015, Cemtrex, Inc., as Parent, the Borrower and the Bank;

8.	Intercreditor and Subordination Agreement dated December 15, 2015; and

9.	All other documents, instruments, agreements, guaranties, and certificates executed and delivered in connection with the Loan Documents listed in this Section A.

B.	The applicable sections of the Loan Agreement are hereby amended as follows:

1. Notwithstanding anything to the contrary contained in the Loan Documents, the Borrower shall not declare or pay any dividends or make any other distribution (whether in cash or in property) on account of any class of stock or any other securities (or rights, options or warrants to purchase such securities) unless the Borrower shall remain in compliance with all other covenants, conditions, terms or provisions of this Agreement after the payment of the dividend or distribution.

2. Borrower may make payments of principal, interest and other amounts due with respect to the Junior Liabilities (as defined in the Subordination Agreement) so long as (i) no Event of Default then exists under the Loan Documents or (ii) will exist under the Loan Documents after such payment.

C.	Conditions to Effectiveness of Amendment: The Bank’s willingness to agree to the amendments set forth in this Amendment is subject (i) to the execution by all parties and delivery to the Bank of this Amendment and all related loan documents, which documents shall be in form and substance satisfactory to the Bank, and (ii) payment of all reasonable expenses incurred by the Bank in connection with this Amendment and the related loan documents.

AMENDMENT NUMBER ONE TO MASTER AGREEMENT REGARDING FINANCIAL COVENANTS AND FINANCIAL DELIVERABLES

This Amendment is made this 15 day of February, 2023 (“Amendment”) to a Master Agreement Regarding Financial Covenants and Financial Deliverables dated September 22, 2020, as amended to date (the “Agreement”) by and among Fulton Bank, N.A. (“Lender”), Advanced Industrial Services, Inc. and AIS Leasing Company (collectively, the “Borrower”) and those persons or entities identified as a guarantor on the signature page(s) of this Agreement, if any (each, a “Guarantor” and collectively with Borrower, the “Loan Parties”).

Background

A. Lender has made available, or is making available, one or more credit facilities to Borrower (as the same may be further modified, increased, decreased, supplemented, renewed or restated from time to time, collectively, the “Loans”).

B. Lender and the Loan Parties have entered into certain loan documents, guaranty agreements (if any), and related instruments and agreements with respect to the Loans (each as may be amended, restated, supplemented or otherwise modified from time to time, and together with all other documents, instruments and agreements executed by any Loan Party or any other person in connection with or relating to the Loans, collectively, the “Loan Documents”).

C. Lender and the Borrower entered into the Agreement in order to modify certain provisions of the Loan Documents.

D. Lender and the Loan Parties desire to enter into this Amendment to modify certain financial covenants and deliverables set forth in the Agreement.

E. Capitalized terms used herein without definition and which are defined in the Agreement shall have the meanings set forth in the Agreement.

NOW THEREFORE, incorporating the foregoing recitals contained in the Background section of this Amendment, all of which Lender has relied upon as a material inducement to enter into this Amendment and in consideration of the mutual promises and covenants contained in this Amendment and for other good and valuable consideration, the receipt and legal sufficiency of which are acknowledged, Lender and Loan Parties intending to be legally bound agree as follows:

1. Amendments to Agreement.

(a) Effective as the date of this Amendment, Paragraph 2.2 of the Agreement is hereby amended and restated in its entirety as follows:

“Debt to Tangible Net Worth Ratio. The Borrower’s Debt to Tangible Net Worth Ratio shall not exceed 1.50 to 1 on September 30, 2023 and each September 30 thereafter. “Debt to Tangible Net Worth Ratio” shall mean, for the applicable period, on a consolidated basis, the ratio of all Indebtedness of Borrower to Borrower’s Tangible Net Worth, as determined by the Bank in its sole and absolute discretion. “Tangible Net Worth” shall mean the amount by which the assets of the Borrower (exclusive of all asset accounts in respect of goodwill, patents, copyrights, licenses, franchises, capitalized start- up costs, organization expense, unamortized debt discount and expense, capitalized or deferred research and development costs, deferred marketing expenses and similar intangibles, and monies due from Affiliates, officers, employees or shareholders of the Borrower) exceed its liabilities (including, but not limited to, accrued and deferred income taxes).”

(b) Effective as the date of this Amendment, Paragraph 2.3 of the Agreement is hereby deleted in its entirety.

2. Conditions Precedent. On or before the date of the execution and delivery of this Amendment, Loan Parties shall deliver or cause to be delivered to Lender the following:

(a) This Amendment; and

(b) Loan Parties shall pay to Lender all reasonable expenses incurred by Lender as a result of the transactions contemplated and evidenced by this Amendment, including but not limited to, Lender’s counsel fees and any other fees and costs reasonably incurred by Lender.

3. Non-waiver or Extinguishment of Liens and Security Interests. Borrower agrees that the liens and all security for the Loans as renewed and modified pursuant to this Amendment shall remain in full force and effect until the Loans have been paid in full. Borrower agrees that the liens and security interests created as evidenced by the Loans, the Loan Documents, this Amendment or any of the Loan Documents are not in any manner waived or extinguished.

4. Miscellaneous.

(a) Incorporation of Representations, Covenants, Conditions, Terms and Provisions of the Note. The representations, covenants, conditions, terms and provisions of the Agreement and the Loan Documents not inconsistent with this Amendment are ratified and confirmed by Lender and Loan Parties and deemed to be incorporated into this Amendment as though such representations, covenants, conditions, terms and provisions were set forth specifically herein. Loan Parties now represent, warrant and agree that no representation, covenant, condition, term or provision of the Agreement, this Amendment or the Loan Documents is untrue or misleading. The continuing validity in all respects of the representations, covenants, conditions, terms and provisions of the Agreement and the Loan Documents is a condition precedent to Lender’s obligations and agreements under this Amendment.

(b) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(c) Governing Law. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to principles of conflicts of laws.

[signature page follows]

IN WITNESS WHEREOF and intending to legally bind themselves, their successors and assigns, Lender and Loan Parties have entered into this Amendment the day and year first above written.

BORROWER:

ADVANCED INDUSTRIAL SERVICES, INC.

By:	/s/ Saagar Govil
Saagar Govil, Chief Executive Officer

AIS LEASING COMPANY

By:	/s/ Saagar Govil
Saagar Govil, Chief Executive Officer

LENDER:

By:	/s/ Tammy L. Snyder
Tammy L. Snyder, Senior Vice President

STATE OF NEW YORK

COUNTY OF SUFFOLK:

On the 15th day of February, 2023, before me a Notary Public for said State and County, the undersigned officer, personally appeared Saagar Govil, who represented that he is the Chief Executive Officer of Advanced Industrial Services Inc. and AIS Leasing Company and that he executed the foregoing instrument for the purposes therein contained by signing therein.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/Cindy B. Atkins
Notary Public	CINDY B. ATKINS
NOTARY PUBLIC, STATE OF NEW YORK
Registration No. 01AT6127837
ss.	Qualified in Suffolk County - Commission Expires May 31, 2025